Supplement to
Calvert Tax-Free Bond Fund Prospectus (Class A)
dated April 30, 2015
Calvert Tax-Free Responsible Impact Bond Fund Prospectus (Class C and Y)
dated July 15, 2015
Calvert Tax-Free Responsible Impact Bond Fund Prospectus (Class I)
dated July 15, 2015
Date of Supplement: February 4, 2016
In the chart under “More Information on Investment Objective, Investment Strategies and Risks – Further Description of Investment Strategies and Techniques,” add the following under the row for “Investment Techniques – Temporary Defensive Positions” (heading added for clarity):

Investment Techniques
Securities Lending	❑
In the table under “More Information on Investment Objective, Investment Strategies and Risks – Description of Investment Strategies and Associated Risks,” add the following under the paragraph for “Investment Techniques and Associated Risks – Temporary Defensive Positions” (heading added for clarity):

Investment Techniques and Associated Risks
Securities Lending.  The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market
After “More Information on Investment Objective, Investment Strategies and Risks – Description of Investment Strategies and Associated Risks,” add the following:
Explanation of Investment Strategies Used by the Fund
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.